SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 5, 2003

                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

         California                    0-27122                    94-2900635
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

             150 Rose Orchard Way                          95134
                 San Jose, CA                            (Zip Code)
   (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

The information included in this Current Report on Form 8-K affects only disclosures related to the presentation of results by business segment, and does not in any way restate or revise the financial position, results of operations, cash flows or shareholders' equity in any previously reported Consolidated Balance Sheet, Consolidated Statement of Operations, Consolidated Statement of Cash Flows or Consolidated Statement of Shareholders' Equity of Adept Technology, Inc. (the "Company").

In the first quarter of fiscal year 2003, the Company reorganized its previously reported segments into three new business segments to reflect how management currently measures its businesses. As required by Statement of Financial Accounting Standards No. 131, the Company is providing in this Current Report on Form 8-K information about these segment changes as they relate to prior periods. Exhibit 99.1 includes the portions of the Company's Annual Report on Form 10-K, as amended by Form 10-K/A filed on September 27, 2002 and February 5, 2003, for the fiscal year ended June 30, 2002 that are affected by these changes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      The following exhibit is filed with this report on Form 8-K:

      Exhibit No.       Description
      -----------       -----------

         99.1 Annual Report of the Company on Form 10-K/A, conformed to reflect segment changes

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADEPT TECHNOLOGY, INC.


Date: February 5, 2003            By: /s/ Michael W. Overby
                                      --------------------------------
                                      Michael W. Overby
                                      Vice President and Chief Financial Officer